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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2003


                            Sweetheart Holdings Inc.
                            ------------------------

           Delaware                   33-64814                 06-1281287
 ------------------------------   -------------------     ---------------------
  (State or other jurisdiction     (Commission File           (IRS Employer
       of incorporation)               Number)              Identification No.)



         10100 Reisterstown Road, Owings Mills, Maryland            21117
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (410) 363-1111
                                                   ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.      Other Events.
             ------------

      On April 8, 2003, Sweetheart Cup Company Inc. ("Sweetheart Cup"), a wholly owned subsidiary of Sweetheart Holdings Inc. ("Sweetheart Holdings"), issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety, announcing the consummation of its offer to exchange (the "Exchange Offer") its 12% Senior Notes due 2004 ("New Notes") for all of its outstanding 12% Senior Subordinated Notes due 2003 ("Old Notes") and solicitation of consents of holders of the Old Notes to the proposed amendments to the indenture governing the Old Notes (the "Consent Solicitation").

      On April 8, 2003, Sweetheart Cup, Sweetheart Holdings, as guarantor, and Wells Fargo Bank Minnesota, N.A., as trustee, executed the indenture governing the New Notes, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference in its entirety, and $93.375 million in aggregate principal amount of New Notes were issued under the indenture in exchange for a like amount of Old Notes. Sweetheart Cup has paid the aggregate amount of consent payments to Wells Fargo Bank Minnesota, N.A. as exchange agent. Payment of the consent payments to all holders of the Old Notes who timely tendered will be made promptly.

      As of April 8, 2003, the supplemental indenture amending the indenture governing the Old Notes, which is attached hereto as Exhibit 4.2 and is incorporated herein by reference in its entirety, became effective. The aggregate principal amount of Old Notes that remain outstanding is $16.625 million.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      4.1 Indenture dated as of April 8, 2003 among Sweetheart Cup, Sweetheart Holdings Inc. and Wells Fargo Bank Minnesota, N.A.

      4.2 Third Supplemental Indenture dated as of March 14, 2003 to the Indenture dated as of August 30, 1993, as amended, among Sweetheart Cup, Sweetheart Holdings and The Bank of New York (successor to U.S. Trust Company of Texas, N.A.)

      99.1 Press release issued by Sweetheart Cup Company Inc., dated April 8, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SWEETHEART HOLDINGS INC.


                              By: /s/ Hans H. Heinsen
                                 ------------------------------------
                                 Hans H. Heinsen
                                 Senior Vice President - Finance and
                                 Chief Financial Officer
                                 (Principal Financial and Accounting
                                 Officer and Duly Authorized Officer)


Date:  April 9, 2003

                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

       4.1 Indenture dated as of April 8, 2003 among Sweetheart Cup, Sweetheart Holdings Inc. and Wells Fargo Bank Minnesota, N.A.

       4.2 Third Supplemental Indenture dated as of March 14, 2003 to the Indenture dated as of August 30, 1993, as amended, among Sweetheart Cup, Sweetheart Holdings and The Bank of New York (successor to U.S. Trust Company of Texas, N.A.)

      99.1 Press release issued by Sweetheart Cup Company Inc., dated April 8, 2003.